Corporate information	12 Months Ended
Jun. 30, 2024
Corporate Information
Corporate information

Note 1. Corporate information

Alta Global Group Limited (the “Company” or the “Parent Entity”) was incorporated and is domiciled in Australia. The Company changed its registered name from Wimp 2 Warrior Limited to Alta Global Group Limited on 2 February 2022.

The Company, an Australian company, is listed solely on NYSE American and is governed by the rules of the NYSE American and the U.S. Securities and Exchange Commission. For purposes of U.S. securities law, the Company is a “foreign private issuer” (FPI). In addition, the Company qualifies as an “emerging growth company” for U.S. securities law purposes. The Company is a for-profit Australian unlisted public company limited by shares with a principal place of business at Level 1, Suite 1, 29-33 The Corso, Manly, New South Wales 2095.